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                                                                    EXHIBIT 23.2

               CONSENT OF KARLINS FULLER ARNOLD & KLODOSKY, P.C.

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                            KARLINS FULLER ARNOLD &
                                            KLODOSKY, P.C.

Houston, Texas
July 2, 1998